Prospectus supplement dated December 20, 2016
to the following prospectus(es):
America's marketFLEX Annuity, America's marketFLEX Advisor Annuity, America's marketFLEX II Annuity, America's marketFLEX Edge Annuity, and Nationwide Destination Freedom + prospectuses dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on December 7, 2016, the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust") approved a plan of liquidation (the "Plan of Liquidation") for the NVIT Flexible Fixed Income Fund, the NVIT Flexible Moderate Growth Fund, and the Lazard NVIT Flexible Opportunistic Strategies Fund (each, a "Fund" and collectively, the "Funds").
The Plan of Liquidation is subject to approval by the shareholders of the Funds at a shareholders’ meeting. The liquidation of the Funds will occur only if the Plan of Liquidation is approved by shareholders. If approved, liquidation of the Funds is expected to occur on or about April 21, 2017 (the "Liquidation Date").
Therefore, effective on or about April 21, 2017, any remaining account value allocated to any of the Funds will be transferred to the Nationwide Variable Insurance Trust – NVIT Money Market Fund.
PROS-0340